Raw Transcript 1-877-FACTSET www.callstreet.com Total Pages: 15 Copyright © 2001-2023 FactSet CallStreet, LLC 10-Mar-2023 Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2023 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Valeria Ricciotti Head-Investor Relations & Credit Rating Agencies, Leonardo SpA Alessandro Profumo Chief Executive Officer & Director, Leonardo SpA Alessandra Genco Chief Financial Officer, Leonardo SpA ... MANAGEMENT DISCUSSION SECTION Valeria Ricciotti Head-Investor Relations & Credit Rating Agencies, Leonardo SpA Good morning, ladies and gentlemen, and welcome to our full year 2022 results presentation. I'm Valeria Ricciotti, Head of Investor Relations and Credit Rating Agencies. Today, our CEO, Alessandro Profumo will take you through the important progress that we achieved during the last year. Our Group General Manager, Valerio Cioffi, will provide an update on the opportunities for the group driven by market trends and technology in the medium and long run, as well as on the progress made in the aerostructures. Our CFO, Alessandra Genco, will take you through the full year 2022 results and the outlook for the full year 2023. And then our CEO will provide an update on how we are positioned looking forward. That will follow a live Q&A session starting at 9 a.m. CET, where we will welcome your questions. Thank you. ... Alessandro Profumo Chief Executive Officer & Director, Leonardo SpA Thanks, Valeria and good morning, everybody. And thank you for joining us today. 2022 was an important year of delivery, solid execution and growing commercial success. And we are pleased to report today a strong set of full year results. We have continued to deliver on our promises, meeting our or exceeding all our key targets once again, while making the group stronger, more resilient and sustainable. And importantly, as a group, we are in a better and stronger position to capture new opportunities. We have stepped up and we are accelerating our commercial momentum with group new orders of €17.3 billion. That's a significant increase of 21%, adjusting 2021 to exclude the contribution of GES, beating the original guidance set last year and also well above the updated guidance. Impressive even without the major polish AW149 order with a book-to-bill of 1.2 times. We have grown our top line and continued strong program delivery with group revenues up 4.7% at €14.7 billion on a perimeter-adjusted basis. We have also continued to improve our profitability with EBITDA up 14.9% to €1.2 billion on a restated basis, adjusting for COVID cost within EBITDA, which, last year we had previously accounted for below the line. And reflecting the changes in perimeter, the deconsolidation of GES and the inclusion of [indiscernible] 00:03:13. Then importantly, we have also delivered on our target to step up cash flow generation and conversion, delivering free operating cash flow of €539 million, well over double the previous year. And not just higher, but an improved

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2023 FactSet CallStreet, LLC quality of cash flow with lower seasonality and less factoring. We are reiterating the €3 billion cash flow generation over 2021, 2025, within – with 2022 strongly contributing to this medium-term target. Now, we are prioritizing deleveraging while maintaining cost and shareholders return. In 2022, we redeemed on our 2039 and 2040 bonds and early repaid €500 million term loan. And this year, we are proposing again as a payment of a dividend of €0.14 per share. We ended the year very strongly in the final quarter with our core defense and governmental business delivering a very strong and robust performance. While at the same time our recovery plan for Aerostructures is on track, we're reducing cash absorption and increasing operating performance. And, finally, we have also continued to make important progress on ESG. Carrying out our deep commitment to sustainability, we have strengthened our decarbonization plan by formally committing to SBTi. We achieved important results in our social impact and diversity and inclusion. We have demonstrated our commitment to sustainable finance, and all of this is again were recognized also by third parties. I'll give you more details later. So, 2022 was a year where we have continued to deliver and make the group stronger, more resilient, sustainable, and set up to capture best growth opportunities. It's important to appreciate the major progress we have made as a group over the recent period 2018-2022. These results are also important as they demonstrate the stability of the group in a more challenging external scenario with inflationary pressure, showing Leonardo's resilience and ability to respond challenges which, as a group, we have already demonstrated during the pandemic period. The last five years have been important years of delivery, strategically and financially. We have been delivering and successfully executing our industrial plan through a stronger international presence, a sharper commercial presence, leveraging on capabilities throughout Leonardo one company and faster innovation and digital capability. We have transformed key areas of the business like helicopters, strengthen the core business of Defence Electronics while focusing on the restructuring plan in Aerostructures and we have delivered group results in line or exceeding targets year-over-year in the last five years. We have successfully navigated through the COVID pandemic and period of unprecedented uncertainty and we are emerging stronger commercially and financially. Structurally more solid as a group with a more resilient and sustainable business model. And strong and growing backlog providing greater revenue visibility, good program delivery, improved profitability despite changing mix with and without pass-through, with and without Aerostructures, better return on invested capital. Improved cash flow ahead of guidance and improving cash conversion with and without Aerostructures. Reduced gross and net debt while strengthening our core business. Our commercial strength and momentum is confirmed. We are moving faster in key areas. Look at the recent outstanding commercial performance of helicopter driven by defence/governmental and civil is recovering, too. Electronics is also exciting, vibrant market. They need to upgrade Electronics capabilities for land system and air defence. The need for protection, strengthening sector, sensors, communication, cyber resiliency and achieving information superiority. We remain anchored in important international programs using our platform strengths and our key anchored in important international programs using our platform strengths on – and our key strategic partnerships. And we see significant long-term opportunities like the GCAP among international cooperation programs. And the key point is our ability to capture demand and opportunities across the board because we are using our strong domestic and international presence and because we can leverage capabilities and opportunities throughout Leonardo.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2023 FactSet CallStreet, LLC So we have made significant progress in delivering our strategy, and we are on the right path to our goal of long- term sustainable growth. We have focused on strengthening our core, making important moves to drive more value from our strong fundamentals already across our businesses, increasing critical mass in strategic areas. Our investment in Hensoldt, which is now a key partnership in sensors, enabling us to access the German market better, play a stronger role at European level in key programs and is creating significant development opportunities with our electronic sector units. We have seen our rationale for investing in Hensoldt being fully confirmed, and we are also pleased with its current share price of more than €30 compared to our purchase price of €23 per shares. The merger of Leonardo DRS and RADA is creating a world leader in advanced sensing and integrated mission system with growing international opportunities. Then we are increasingly a key player in major international cooperation programs like GCAP, leveraging our group platforms and system trends across aircraft and helicopters. And the Kopter acquisition is added to our helicopter world-class product range and has created important opportunities for future technological development. leveraging our group platforms and system, strengths across aircraft and helicopters. And the Kopter acquisition has added to our helicopter world-class product range, and has created important opportunities for future technological development. Then we have also focused on transforming to grow, making the business more modern and agile, changing from a product seller to a solution provider, to meet the changing customers need, and to capture new opportunities. And leveraging our capabilities in a much more integrated way across divisions. Our Leonardo production system program has helped optimize the efficiency and productivity of Leonardo's industrial size, and we are taking further, designing the digital production processes of the future. Then we are executing a recovery plan to position our structure for the future. Also focusing on upskilling and reskilling of our people. We are on-track to reduce their restructure cash absorption, and are confirming our target of breakeven by end 2025. Valeria will talk in more detail on our progress here in a moment. And we have focused on mastering the new, creating advanced technological solution, knowing that our future competitiveness is driven by our technology innovation, which, in turn, is driven by digitalization, cyber resilience and sustainability. We have significantly transformed our research and development, Leonardo labs are at the core of this effort, of driving research and development in the most innovative technologies. Prioritizing key areas, most important to our customers, and we are – and we – where we can leverage across the group. We have built world-leading computing power capabilities, and our world-class DAVINCI HPC gives us a unique edge in product development, meeting the most demanding needs in the complex simulation user, for example, in the design of aircraft and helicopters. meeting the most demanding needs in the complex simulation use so, for example, in the design of aircraft and helicopters. And we have key enabling capabilities in areas like digital green, big data cloud, and artificial intelligence. Our core defense businesses have grown stronger, and they are better-positioned to capture exciting new opportunities. We can see clear value drivers of the future also leveraging on commercial success. Helicopter, in 2022, achieved an excellent commercial performance with €6 billion of new orders, impressive, even without the major Polish AW149 order, showing its leading position in the defense and governmental markets and in customer support, simulation and training, and its proven business winning ability to gain large defense orders.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2023 FactSet CallStreet, LLC The division has increased its impressive backlog to €13.6 billion, also thanks to its world class product portfolio. We have delivered a major transformation turnaround in helicopters over the past five years with a much improved execution, a big step-up in the results, a restored profitability, back to double-digit excluding pass- through, an improved cash generation, and a major commercial success, all achieving results ahead of our expectation. It is driven by Helicopters' world class product portfolio, which is technologically leading, with key customers for all product across geographies. And it's a result of our successful strategy, focused on dual-use and future technologies, with customer support and training, representing a core strengths and additional growth driver. We are very excited by the strong commercial momentum, seeing growing opportunities in the defense and governmental markets and seeing the demand there recovering faster than expected in the civil market. demand recovering faster than expected in the civil market. We are investing in exciting new generation products in the [indiscernible] 00:13:53 area like the AW249. It is a state-of-art specialized platform for exploration and [indiscernible] 00:14:02 missions, featuring advanced digital solution and connectivity, embedding a modular and truly open architecture capability to support future multi-domain scenarios and interoperability. A great example of how we are synergically leveraging expertise and technologies among our divisions. Embedding in our helicopter's platforms' digital native capabilities, we've integrated state-of-the-art sensors, ensuring cyber resilience. It all make us confident in transitioning helicopters from a €4 billion to a €5 billion business, solidly at double-digit profitability over the planned Horizon. Then Aircraft continues to achieve strong performance and program delivery and high, best-in-class profitability. It has key growth drivers, great position on both international cooperation programs and proprietary platforms and with leadership position in trainers and strong position in special mission and transport aircraft. And we have successfully added a new business model with our International Flight Training School. We are excited by the future here, too. We also see follow-on opportunities for Eurofighter across Europe. We have been expanding our role on the JSF program, seeing strong demand for the core platform and becoming the EMEA leader on the MRO side. Aircraft has a solid backlog and a strong order pipeline, and we are steadily leveraging its customer support activities. It all means we see good visibility for the future performance of aircraft. and becoming the EMEA leader on the MRO side. Aircraft is a solid backlog and a strong order pipeline, and we are steadily leveraging its customer support like these. It all means we see good visibility for the future performance of aircraft. And looking further forward, we are very excited by the GCAP next generation program. All these provide stability and continuity for business into the long term for decades to come. And great examples of how we are leveraging capabilities across both platforms and electronics. Electronics continues to be a growth driver for us. In 2022, performing well for us again, delivering on that more than 4% revenue growth and 9% EBITA growth over the past five years. We expect these growth to continue, and we are confident of transitioning electronics from a €5 billion to €6 billion business. Also material increasing EBITA and profitability over the plan horizon. In electronics, we are a European leader. We have top capabilities and strong positions across all the key domains, air, sea and land. And all these domains have strong potential too. The need for electronics is growing more and more, with the value adamant on platforms rising materially. We have key capabilities to meet new customer needs and priorities, for example, integration across domains.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2023 FactSet CallStreet, LLC We have a leading edge solution in sensor and the capability to integrate and combine sensors data with other rather [indiscernible] 00:17:13 equipment and provide to customers information superiority. We are taking advantage of growing opportunities to establish our position on key programs, for example, in sensors and electronics warfare and electronics optics. And we are also excited by the potential of our partnership with [indiscernible] 00:17:31. All this makes us confidence of continuous sustainable growth. Leveraging on our key enabling technologies and execution are critical. Leonardo DRS is another part of the group we have transformed in recent years. We have successfully rebuilt its profitability and growth trajectory and we have focused its portfolio on four key technology areas. It's a world-class supplier of advanced sensing and computing solutions and the integrated mission system It has greater position on key DOD priority problems and it is set to grow both top line and profitability as its programs transition from development to production. The recent combination with RADA is very exciting as well. It brings together the advanced sensing capabilities of DRS with a world-class tactical radars provided by RADA. The enlarged business is well-placed to be a leader in the rapidly growing force protection market. And there are significant additional opportunities. Customer support, service and training is increasingly becoming a key revenue and profit driver for Leonardo and this is a driver of long term sustainable growth. It's a key part of our business now in helicopters and the aircraft also in electronics too. With the need to upgrade system, for example, avionics. This represents a huge opportunity, our existing fleets of flying aircraft and helicopters we need support and upgrade into the long term. There's already a significant installed base of 4,000 helicopters and over 1,000 aircraft flying and we have achieved that, ten years added trainings useful life of equipment. And these customer support revenues are recurrent with multi-year visibility and they are attractive and profitable and get us closer to our customer. Overall, the group customer support and training is steadily growing In 2017, it contributed less than 20% of total revenues. We targeted for 2022 a contribution of more than 25%, and in 2022, it grew to 28%, thus exceeding the target [ph] set 00:20:00. We have successfully been growing this customer support and training activities across divisions and they now account for 35%, 40% of helicopters' revenues per year and 30%, 35% of aircraft revenues per year. In 2022, we delivered approximately 48,000 hours of training through flight simulators. We have trained over 13,000 helicopter and the aircraft pilots and operators. Last week, we were ranked again as number one in ProPilot's after-sales service quality ranking. It is the fifth year in a row that we are the number one. And we estimate that the value of customer support needs relating to our current fleet base over the next 30 years is some €5.5 billion in cash net present value. As a group, we have significant advantages. Integration is a key strength and it is what makes us succeed competitively. And from right across our group, we can work and integrate across all domains, and so best meet the present and future needs of our customer. We can drive innovation and development in a digital and sustainable way. We are adding to that our key strengths in digitalization, which is now at the heart of the group, and it is having transformational impact across all businesses. It provides a bridge to link all our businesses together platforms, electronics, and the key strategic joint ventures.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2023 FactSet CallStreet, LLC We have a strong and unique portfolio that has a capability to address multi-domain solutions for our customers with our products, services and solution being interoperable. This all means we can play a key role in the evolving international development of the aerospace and defense sector. It can also achieve leadership position in major programs of European collaboration. It means we play important roles industrially in our domestic markets. We have also continued to make important progress on our ESG milestones in 2022. We have strengthened our decarbonization plan. First, we have further reduced CO2 emission by 15% this year, mainly thanks to this replacement of SF6 in helicopters and the energy efficiency initiatives. Then, we formally committed to SBTI. And then, we reviewed our decarbonization target, making it more ambitious and aligned with the Paris Agreement. Now, we are committed to reduce the CO2 emission by 50% by 2030. We achieved important results also in our social impact and diversity and inclusion. We increased the percentage of women with a STEM degree hired, accounting now for 22% of the total STEM degree hiring. And the percentage of female managers now accounting for 19% of the total managers. We now have more than 50% of our investments targeted to initiatives that impact on ESG. And 55% of our financial sources are ESG linked, with objective fully aligned with our strategy and long-term incentive plan. And with this, I will now hand over to Valeria, and I will talk later about the group's medium-term outlook. ... Valeria Ricciotti Head-Investor Relations & Credit Rating Agencies, Leonardo SpA Thank you, Alessandro, and good morning, everybody. Today, I would like to cover some key areas. and good morning, everybody. Today, I would like to cover some key areas. First, the growing upside trends in our core defense governmental markets, especially in the medium and long term, with strong fundamental drivers that underpin growing new order intake over the short and medium term. At the same time, we see greater opportunities driven by our technological innovation, which excitingly are transversal across the group. Lastly, I am pleased to report that we are on track with the Aerostructures recovery plan. We see a positive outlook in our core defense markets. Due to increased geopolitical tensions, governments are reassessing their needs for security, leading to increases in defense spending. Across the board, the main global defense markets are set to see sustained growth in demand with an overall market CAGR expected of around 6%. Our addressable market remain at around 15% of the overall Aerospace, Defense, and Security annual average market value of around €800 billion. In our domestic markets, we see increasing level of expenditure, with Italy expected to reach the need to target of spending 2% of GDP by 2028, the UK increasing its spending towards 3% by 2030, and Poland towards 4% in 2023 This year, there is also a strong level of spending in the US, and we are very well positioned to benefit from this increase in defense budgets across all these markets. Furthermore, we are also seeing growing levels in geographies like the Middle East and North Africa where we have been building stronger positions to create new opportunities. So across our markets, we are now noticing increased demand levels while the precise impact on our budgets are being allocated will take time to play out. To summarize, we are confident that our current position allows us to greatly benefit from higher overall defense spending, customer accelerating orders, and also spending to replace or upgrade equipment and systems that have become obsolescent. We have a strong track record with an impressive commercial performance in recent years with new order intake of almost €75 billion, of which 62% in main domestic markets, Italy, UK, and US, 20%

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2023 FactSet CallStreet, LLC in Europe, including Poland, and 18% in the rest of the world. We are currently planning on exceeding our previous new order intake target of €80 billion for the period 2022-2026, and our new target is around €90 billion target of €80 billion for the period 2022-2026and our new target is around €90 billion over the same time horizon, 10% more. We can leverage from our key group strength, our solid standing in key domestic markets where we have such deeply established customer relationships. Our enhanced position across international export markets, our role on large long-term international programs, plus our unique ability to combine key interoperable and multi-domain capabilities across the group, from platform to electronics to synergistic partnerships throughout our strategic joint venture. We see growing commercial opportunities across all our core business areas. Here, only a few examples. The short-term pipeline in helicopters based on a wide dual use product portfolio. Opportunities in proprietary aircraft programs like trainers and training systems. Additional follow-on activity for Eurofighter, involving our aircraft division, electronic sensors and products, as well as customer support activities. Lastly, the results are an exciting opportunity involving all our core business areas among the international cooperation program, which is the Global Combat Air Programme, the GCAP. We are also proud to mention concrete results and opportunities enabled by the Italian National Recovery Fund. We are managing partner of the National Strategic Hub, which will drive cloud digitalization right across the Italian public sector. We are strongly positioned in the field of global monitoring for civil application such as critical infrastructure, cultural heritage, environmental protection and agriculture indeed, with reference to the specific segment of the road infrastructure monitoring, we operate as industrial lead of the national consortium called Rete Mille Infrastrutture, supporting high tech solutions for critical infrastructure. We are on the right path, to aid our country in achieving the ambitious target posed by the Italian National Recovery Fund, and we will identify any applicable end-to-end solution and service. Innovation is the key to our future. We are selecting, focusing, and connecting key technological areas to achieve benefits and address opportunities. Our focus is transversal. This means that we are building capabilities that can be used group-wide, and will allow us to capture commercial opportunities for multiple businesses of the group. At the same time, we are developing disruptive dual use technologies, not just for maintaining up-to-date our existing products, but for major new programs in domestic market, as well as – even opening up new markets for the group. Leonardo Labs is at the center of these efforts to address specific needs such as digital twin, new materials, sustainable aviation fuel, hybridization, while our Davinci-1 HPC is a key driver of innovation. Here, our investment is now driving important leading edge benefits with many application. We have built our own cloud, developed our own data capabilities and specific engineering codes. We are at the forefront of digital twin applications, and this means that we can now give all our divisions a digital twin framework. All this is significantly reducing design and certification times, development risks and costs, optimizing our time-to-market. To give you a simple example of one of the many application of the HPC capability, we have extended the digital twin to engineering design process. And it computes the accurate flow field around the helicopter in extremely reduced processing time, assuring accuracy, while minimizing wind tunnel experimental leads, and then greatly reducing development cost and times.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2023 FactSet CallStreet, LLC I also want to talk briefly about a very significant future opportunity, the global combat air program. Leonardo is a key strategic partner in GCAP, a system of systems covering and fully connecting all domains, air, land, maritime, space, and cyber. And fully connecting al domains, air, land, marine time, space and cyber. It's a major internal program with industrial partners in Italy, the UK and most recently in Japan, aimed at the development of the six generation air platform for multi-domain in the defense sector to be operational by 2035. It will have a groundbreaking combination of technologies and capabilities from aeronautics to electronics, from cyberspace to power and propulsion, leveraging on artificial intelligence, big data analytics, quantum computing, Digital Twin use and cooperation between monitored and managed platforms in a cyber secure environment. It represents an exciting long term opportunity for us, strengthening our technological and industrial lead while ensuring at the same time sustainability, prosperity, safeguarding specialist skills and core competencies, generating STEM employment and improving competitiveness. The GCAP will also involve the entire national value chain, including universities and research centers, startups in an open innovation concept and small to medium size industries. Then in aerostructure, we are on track and we are executing our recovery plan after making further progress in 2022. We are now seeing an improving civil aviation market as a tailwind with air traffic level increasing, especially in the shore tall airlines growing financially stronger and better airlines growing financially stronger and better placed to purchase and take deliveries of aircraft especially as they look to replace older and less fuel- efficient fleets and driving rising volumes of our future activity in the civil customers, Airbus, ATR, and Boeing. For Airbus, we are seeing increasing volumes under the A321 and the A220, combined with renegotiated and improved terms for the A220. ATR is increasing its commercial opportunities, and we have a clear strategy to strengthen leadership in the regional market, providing sustainable and affordable configuration while leveraging on new state-of-the-art assembly line, reducing production times, and assuring higher quality level standards. On the B787 program, Boeing has resumed deliveries in July 2022. Our level of activity last year was lower than two fuselages per month. In 2023, we expect to produce four to five shipset per month. But under Boeing latest plans, this level is forecast to rise to around 10 shipset per month within 2025. And this increase, together with new pricing per contract, will be a key factor allowing us to break even. On the defense side, our work on Eurofighter and JSF remain robust and profitable. And we, at the same time, are also pursuing new commercial opportunities by new work packages with our existing customer and new initiatives like [indiscernible] 00:37:31, where we have just received the first design phase order for the wing. And, at the same time, we have made Aerostructure (sic) Aerostructures more efficient, reducing the head count by 20% and manufacturing costs through automation and digitalization, and completing our investment plan to achieve a greater manufacturing efficiency. We have made significant changes to our Aerostructure (sic) Aerostructures business, and all this gives us a strong confidence in the path of our recovery, having seen the 2021 as the bottom year. Therefore, we expect to make a further progress this year, considering that our volumes and production rates are on a upwards trajectory and we have a lower cost base, while we are effectively managing a wider cost pressure. This means we are confident in achieving our breakeven target by 2025 even though the benefits of our progress will be more back end loaded.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2023 FactSet CallStreet, LLC And, with this, I will hand it over to Alessandra and thank you for the attention. ... Alessandra Genco Chief Financial Officer, Leonardo SpA Thank you, Valerio, and good morning, everybody. As you have heard, 2022 has been a year of delivery, a solid execution and a growing commercial success. We have delivered on promises, once again, meeting or exceeding targets, making the group stronger, resilient and sustainable, and showing how we can successfully capture a growing level of new opportunities. We have stepped back and accelerated commercial performance with orders at €17.3 billion up 21% beating both the original and our increased guidance, even excluding the €1.4 billion AW149 Polish order. Our backlog has grown to over €37 billion and we achieved the book-to-bill of 1.2 times. We grew top line and continued strong program delivery with revenues at €14.7 billion, up 4.7% on a perimeter-adjusted basis. And we have continued to improve profitability notwithstanding the cost pressures in the current macro scenario. EBITA was €1.2 billion, up 14.9% on a restated basis for treatment of COVID costs above the line and we increased our group profitability from 7.9% to 8.3%. Our core defence and governmental businesses has performed well strongly. We can also see the important contribution from our strategic joint ventures. Our civil business is recovering faster than expected. We have been delivering in 2022 on our target to improve cash flow from €209 million to €539 million. It's also higher quality with reduced seasonality and lower factory. We met our target of slightly lower cash absorption in Aerostructures and are on the path to breakeven by end 2025. We have finalized the acquisition of 25.1% stake in Hensoldt entirely self-funded while decreasing debt. At December 2022, the net debt was €3 billion, around €100 million lower than last year. So we ended the year strongly and are carrying our momentum into 2023. Now let's look at the key metrics across the businesses, starting with new order intake. We have stepped up and accelerating our commercial momentum with group new orders of €17.3 billion. That's a significant increase of 21% with a book to bill of 1.2. And we saw increased order intake across all our divisions. Helicopters had orders of €6 billion, up 38.7%, achieving very strong commercial success even without the major AW149 Polish order for €1.4 billion. The business won a good spread of new orders across defense governemental, showing the strength of our world-class product portfolio, including the Cormorant Mid life Upgrade program for the AW101 Search and Rescue fleet; the fourth order under the US Navy age TH-73A program with 26 additional helicopters; and additional Italian orders for 20 AW119, 10 AW139, and 4 AW169. We have also been seeing confirmation of accelerating recovery in demand on the civil side, and the Helicopters backlog has now grown to €13.7 billion. Then Electronics, Europe also performed strongly. New orders increased to €5.6 billion, up 4.3% with high levels of demand and good order intake across all the main domains in [indiscernible] 00:42:58 electronics for both domestic and export, including guns and logistics support for the German navy frigates and in air for the avionics of the 20 typhoon aircraft for the Spanish Ministry of Defense. At Leonardo DRS, new orders increased to €3 billion, up 36.6%, demonstrating its great positions on key priority DoD programs. We continue to see growing new order intake across the four key technology areas of advanced sensing, network computing, force protection and electric power and propulsion.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2023 FactSet CallStreet, LLC At Aircraft, new orders were €2.8 billion, up 4.9%, thanks to the Eurofighter Typhoon program with 20 aircrafts for Spain. For the first C-27J for Slovenia, and the first design phase of the Euromale remotely piloted program, plus good customer support and logistics orders for Eurofighter and upgrading avionics for C-27J program. Aerostructures achieved new orders of €420 million, up 15.1%. Improved but still reflecting the softer market, we saw an increase in orders from Airbus under the Airbus A321 and Airbus A220 programs, and the first order from the Aircraft division for the early phase of Euromale for the production of the aerostructure. So overall, a very strong group performance in new order intake. Moving on to revenues, the group grew top line by 4.7% to €14.7 billion and continued strong program delivery. In Helicopters, revenues increased to €4.5 billion, up 9.4%, a strong performance driven by program delivery and increased activity on NH90 Qatar, US Navy TH73 and AW169, as well as customer support. Electronics Europe grew revenues by 4.3% to €4.7 billion, driven by the strong backlog with an increasing contribution from avionics activity on Eurofighter. Leonardo DRS revenues were €2.6 billion with volumes down slightly because of slippages related to supply chain, although more than offset by the positive currency impacts. At aircraft, revenues were down slightly at €3.1 billion because of the production phasing under the Eurofighter Kuwait program and some shift in export contract, partially offset by JSF, airlifter, and initial activities on Euromale. Aerostructures recorded revenues of €475 million, up 7.5%, thanks to increased delivery to ATR and higher demand from Airbus. So, overall, a solid group revenue performance. With respect to EBITA and profitability, we also achieved a step-up in EBITA, up 14.9% to €1.2 billion on a restated basis for the treatment of COVID-related costs, which were accounted for below the line in 2021. We also improved profitability with return on sales increasing to 8.3%. Talking about specific sectors, Helicopters EBITA was €415 million, up 2.3% on the back of higher volumes, with a return on sales of 9.1% excluding pass-through activity on major programs being delivered. Electronics EBITA grew 14.2% to €556 million with a return on sales of 11.7%, driven by strong performances all across the division and across all domains. Leonardo DRS EBITA grew 15.2% to €252 million an improved profitability from 9% to 9.8% in line with plan. Aircraft EBITDA was slightly lower at €421 million and a return on sales slightly higher at 13.6% with a very strong profitability maintained driven by its fighter's business line. Aerostructures reduced its operating losses from $203 million to $183 million, reflecting higher activity with lower under absorption of overhead and some efficiency gains, confirming progress on our recovery plan. ATR is improving its financial performance, and in 2022, we saw its contribution improved to negative €6 million versus negative €24 million, helped by higher customer support and the signing of a customer settlement, which mitigated a lower level of deliveries impacted by some supply chain delays. We expect ATR to make further progress in 2023. Then the contribution from our space activities, which fell from €61 million to €31 million. Our satellite services joint venture performed well with good new order intake, growing revenues, and solid profitability. It has a solid backlog, giving revenue visibility for future years. On the other hand, the manufacturing joint venture performance last year was impacted by a risk provision on a contract related to Russia in addition to the unfavorable comparison base due to the one-off benefits related to the tax regulation change accounted for in 2021.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2023 FactSet CallStreet, LLC So overall, a positive performance across the group, increasing EBITDA, and increasing profitability, delivering on our targets and successfully managing a more challenging external environment where we were able to contain inflationary pressures on costs and largely limit supply chain pressures. Looking now at the below the line. Our EBIT of €961 million benefited from an improving EBITA in 2022. Non- recurring costs were slightly higher at €114 million, including the Russia-Ukraine related write-down of €36 million and transaction costs related to the many transactions occurred in the US, the acquisition of RADA and the subsequent listing of Leonardo DRS, as well as the divestiture at Leonardo DRS level for approximately €35 million. The restructuring costs at €119 million were also higher than in 2021 and include the cost of early retirement for corporate and staff functions, as per the agreement signed with the unions in December 2022, which is an NPV positive project. Then net financial expenses includes the costs of the make-whole charge for the US bond redemption last year. Lower taxes, mainly benefited from utilization of carryforward losses. And the capital gain from the disposal of GES and AAC completed in August, accounting for €235 million. Giving a net result of €932 million. We are also on track in meeting our targets to structurally improve cash flow generation. In 2022, we stepped our free operating cash flow from €209 million to €539 million and our cash conversion at 55% is in line with the target we set last year. And that's even after the still significant cash flow absorption from Aerostructures for €296 million. So excluding Aerostructures, free operating cash flow would have been around for €296 million. So, excluding our Aerostructures, free operating cash flow would have been around €300 million higher, with a cash flow conversion at 70%. And it's not just a higher cash flow generation, it's also quality that has improved significantly. We're seeing a reduction in seasonality, with nominal levels of factoring of €404 million, a much reduced level compared to the circa €700 million in 2021. In an even lower outstanding, and we're also seeing better working capital management. Improving cash flow generation further remains a key priority target of ours. We maintain our target of €3 billion cumulative cash flow over the five years to 2025, with group cash conversion improving to circa 70%, and with Aerostructures at breakeven expected by end of 2025, all of this driving strong deleveraging. We see the key drivers of our cash flow as follows. First, our increasing revenue and EBITA performance, which we target to improve over the coming years. Second, increasing our conversion of profit to cash, benefiting from continued cash discipline in our core businesses, accelerating the timing of cash-ins from customers, while maintaining strict control on working capital. Improving ratio of depreciation on investments, combined with a consistent contribution from joint ventures. At the same time, we will benefit from recovery in Aerostructures to breakeven cash flow by end 2025. In 2022, we reduce the cash absorption to €296 million, delivering and exceeding our target. In 2023, we expect slightly lower cash flow absorption in Aerostructures, and we remain on-track with our recovery plan, which, as we have said previously, is back-end loaded. Seeing the major improvements in 2025, helped by increasing volumes and pricing per as we have said previously, is back end loaded, seeing the major improvements in 2025, helped by the increasing volumes and pricing per contract on the B787 program.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2023 FactSet CallStreet, LLC Now, moving on to investments, we're continuing to invest well for the future and for growth. Our current future level of investment spend is in the range of €700 million to 800 million per annum, and that's focused on the development of innovative products and solutions, and as well as setting up our engineering and manufacturing setups for the future through digitalization, reducing also our natural resources utilization and increasing efficient and greener processes and around 50% of our investments are targeted to initiatives that impact on our SDGs. And, at the same time, ESG remains a key priority in our financial strategy. This remains for us fully aligning and integrating both our financial strategy and ESG. You can see how ESG is driving our funding strategy, and now 50% of Leonardo's sources of funding are linked to ESG targets, including CO2 emissions and the number of STEM-qualified women. This is fully in line with our ESG strategy and long term incentive plan. And this year, in 2022, we also signed €260 million of sustainability-linked financing from the European Investment Bank, including an innovative KPI. This is the first loan in the aerospace and defense sector where the selected ESG target includes a KPI linked to technology. All of this also enables us to reduce our cost of funding, in line with our disciplined financial strategy. Deleveraging for us is a key priority. We made progress in 2022, reducing our year end debt to €3 billion, delivering on our target. That is also after the acquisition of the 25.1% stake in Hensoldt, the make whole cost on the US bond redemption, thanks to the higher than expected sales of proceeds from GS and AAC and a strong cash flow generation while continuing to pay dividends to shareholders. And that adds to progress made in recent years on gross debt and costs of funding. Since 2016, we have reduced gross debt from €4.6 billion to €3 billion, even after strategic acquisitions and continuous investment in future projects for growth. And in 2022, we have repaid in advance of maturity circa €800 million of debt, with the redemption in full of circa €300 million of the US dollar bonds and the early repayment of the €500 million term loan. And over 2026 to 2022, we have also reduce our cost of funding to 3% with 70% of these bonds, of this debt at fixed rate. And deleveraging is written on the cards. It remains our key priorities in terms of capital allocation going forward. Put it simply, we're driving strong deleveraging of the group. We will use our cash flow to reduce debt as priority number one while also providing stable returns to shareholders through dividends. I want to finish today by covering our guidance for 2023. 2022 was an important year of delivery, solid execution and growing commercial success. We finished the year strongly with very strong commercial momentum, which we expect to continue in 2023. We can see growing commercial opportunities across all our core businesses in both domestic and international markets where we are strong, plus selected new markets. In helicopters, we're seeing a strong short-term pipeline of opportunities in defense and governmental, In helicopters we're seeing a strong short term pipeline of opportunities in defense and governmental including customer support, plus a rising demand in civil market. Aircraft has a whole range of potential opportunities and sizeable campaigns. There is further Eurofighter follow- on activity in the pipeline and the delivery of the Euro Mail Development. And we see opportunities in proprietary programs such as trainers and airlifters. Electronics is seeing very strong demand both domestically and internationally, and is seeing growing opportunities and potential across all main domains; air, naval and land.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2023 FactSet CallStreet, LLC Here, we're confident of leveraging on our very strong domestic markets in Italy and the UK and on our positions on key major programs. We see opportunities coming from the partnership we then sold, especially in Europe and also growing international opportunities across defensee electronics on top of that. Leonardo DRS is also seeing growing opportunities across all its four key technology areas of advanced sensing, network computing, force protection, and electric power and propulsion. It's already anchored on key DOD programs, and it's also looking to leverage on its and rather's product strength internationally. So overall we expect the group level new order intake in 2023 of circa €17 billion. This, together with our strong backlog, will continue to fuel top line growth across the group and we expect 2023 group revenues to rise to $15 billion to $15.6 billion. At the same time, we see margins and profitability continuing to improve across the board. Leveraging on high volumes and driven by efficiencies to balance cost pressures. In helicopters, solid margin is anchored by customer support and high volumes despise pass through effect. We continue to see excellent margins leveraging on high volumes, and driven by efficiencies to balance cost pressures. In helicopters, solid margins anchored by customer support and higher volumes, despite pass through effect. We continue to see excellent in margins from aircraft, making progress on continuing program delivery. And again, defense electronics being the highest contributor, on the back of its higher volumes and higher profitability. We also see some reducing Aerostructures losses, with consistent performance on our joint ventures. And we expect all of this will translate into group EBITA of €1,260 million to €1,310 million. We also expect to further increase free operating cash flow to approximately €600 million, reflecting the positive operating performance across the group, driven by the consistently stronger core defense business, as well as a slightly lower cash absorption from Aerostructures. As said, we have a laser focus on deleveraging. So, we expect net debt to decrease to approximately €2.6 billion, thanks to cash flow generation, while continuing to maintain a constant shareholder return, and including signing of circa €100 million of new leasing contracts. So, to sum up, 2022 was a year of delivery, with solid performance across all key metrics. We saw growing commercial success and stronger financial performance, and we're confident of our path forward. Thank you, and I will now hand it back to Alessandro. ... Alessandro Profumo Chief Executive Officer & Director, Leonardo SpA Thank you, Alessandra. So, you have heard today about our further progress and strong set of results. It reinforce our confidence in the short and medium and long-term targets. Our commercial momentum is strong, we have stepped up order intake, we are now targeting a higher level of new order intake, a total of €90 billion over 2022, 2026 horizon, versus €80 billion under our previous plan. As we leverage off our strong position in our four domestic markets. Our product portfolio and our stronger international presence. We are confirming mid-single- digit top line revenue growth over the plan. We expect a total of circa €85 billion over 2023, 2027 horizon as we deliver on our backlog, seeing growth across all areas of the business. On top of this, we expect to see high-single-digit growth in EBITDA as we continue to make progress in profitability, leveraging volume growth and greater efficiencies that will balance cost pressure. We are also targeting continuous improvement in our cash flow, confirming our target of €3 billion communicated free operating cash flow over 2021, 2025 rising cash conversion to around 70% by 2025, including Aerostructure and targeting breakeven in Aerostructure by end of 2025. So we are driving strong deleveraging of the group. We will

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Pre-Recorded Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 15 Copyright © 2001-2023 FactSet CallStreet, LLC use our cash flow to reduce debt as a priority number one while providing stable returns to our shareholders through dividends and we are fully committed to reduce CO2 emission by 50% by 2030. So in summary, our results today are showing group that is stronger, more robust, resilient and sustainable, steadily growing year-after-year. We are successfully capturing increasing opportunities. We are continuing to build our backlog, we are achieving top line growth across all defence governmental sectors. We are improving profitability, benefiting from increasing volumes and solid industrial performance. We have a structurally more solid increasing cash flow. We are laser focused on deleveraging. We have invested well in technology and digitalization. We have ESG at the core of our business, and we are fully committed to creating value for all our stakeholders. Thank you. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this information do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON -INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSO RS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR REVENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT M ATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2023 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.